(ICON)
Prudential
Institutional
Liquidity
Portfolio, Inc.
-----------------------
Institutional Money
Market Series

SEMI
ANNUAL
REPORT
Sept. 30, 1999
(LOGO)

A Message from the Series' President                     November 18, 1999
(PHOTO)

Dear Shareholder,
Prudential Institutional Liquidity Portfolio--Institutional Money Market Series provided a competitive yield and a stable $1.00 net asset value during the six-month reporting period that ended on September 30, 1999. On that date, the seven-day current yield was 5.20% for Class A shares and 5.25% for Class I shares. Both were above the 5.01% for the average comparable money market fund tracked by IBC Financial Data.

The following report takes a closer look at developments in the money markets during our reporting period, and explains how the Series was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market.
The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of the Prudential Institutional Liquidity Portfolio--Institutional Money Market Series. Many of the investment professionals who supported the management of the Series in the past, including Manolita Brasil, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series

Performance Review
(PHOTO) (PHOTO)

Joseph Tully, team leader of the Money Markets Sector team, and Manolita Brasil, a team member.

Investment Goals and Style
Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Series is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations, and commercial banks of the United States and foreign countries. Maturities can range from one day to a maximum of 13 months. We typically purchase securities rated in one of the two highest rating categories by at least two major independent rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Series will achieve its investment objective.

Sidelined during lull in money market yields
Shortly after our six-month reporting period began on April 1, 1999, the federal government was scheduled to retire billions of dollars of U.S. Treasury bills between mid-April and early May. Investors scurried about during that time in search of alternative investments, which left money market yields hovering at low levels. Fortunately, we anticipated this development and had purchased money market securities of banks and corporations earlier. We, therefore, did not have to reinvest significant amounts of cash with yields at such unattractive levels.

This lull in money market yields was followed by a sharp rise. Many investors were growing increasingly worried that brisk economic growth in the United States, a recovering global economy, and rising oil prices would boost inflation, which eats into the value of debt securities' fixed interest payments. To compensate for this risk, they drove yields on fixed-income securities higher, which caused their prices to fall.

Buying adjustable-rate securities helped the Series
During this sell-off, money market securities of banks and corporations cheapened relative to comparable Treasury bills, which are considered among the world's safest investments. We viewed this development as a buying opportunity and purchased corporate money market securities with interest rates that adjust periodically to the London Interbank Offered Rate or

Institutional money fund yields trended higher
                  (GRAPH)

LIBOR. (LIBOR is a widely quoted interbank lending rate.) These securities also provided some protection against further increases in money market yields since their coupons would reset to higher levels as yields continued to climb.

We also bought securities maturing in one year that pay fixed interest rates. In hindsight, the Series would have derived greater benefit had we bought fewer one-year securities at that time and purchased more of them later in the year when yields climbed even higher.

The Fed acted to curb U.S. economic growth
Indeed, the rise in money market yields began to accelerate in mid-May 1999 after the Federal Reserve issued a statement indicating it was considering increasing short-term interest rates in order to curb U.S. economic growth and prevent mounting inflation. The Fed raised the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August 24, 1999, which left the key rate at 5.25%. This time the Fed also hiked its discount rate (the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

Series' WAM could have been shorter between Fed rate hikes
In retrospect, the Series would have been even better served had its weighted average maturity (WAM) remained shorter than that of its competition during the interlude between the two Fed rate hikes. The WAM takes into account the maturity of each security held in a portfolio. It is the measurement tool that determines a portfolio's sensitivity to fluctuations in interest rates. Because the Series experienced a one-time bout of asset volatility in the summer of 1999, it proved very challenging to shorten the Series' WAM. However, having a shorter-than-average WAM would have given us quicker access to cash to purchase any higher-yielding money market securities that became available after the Fed tightened monetary policy again in late August 1999.

Year 2000 jitters created buying opportunities
As our six-month reporting period continued, we were able to buy additional LIBOR-based, adjustable-rate securities of banks and corporations at very attractive levels. These securities had cheapened even more relative to other comparable securities. We believe this development reflected overblown concerns about potential computer problems that may occur at the beginning of the year 2000.

Performance at a Glance

Fund Facts                                                      As of 9/30/99
                             7-Day          Net Asset        Weighted Avg.      Net Assets
                           Current Yld.    Value (NAV)         Mat. (WAM)       (Millions)
PILP Class A                   5.20%            $1.00             65 Days            $  366.3
PILP Class I                   5.25%            $1.00             65 Days            $1,303.4
IBC Financial Data
Institutional-Only Universe
Avg. (1st & 2nd Tier)*         5.01%            $1.00             53 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in PILP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although PILP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in PILP.

* IBC Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the International Business Communications (IBC) Financial Data Institutional-Only Universe Avg.
(1st & 2nd Tier) category as of September 28, 1999.
-------------------------------------------------------------------------------

Review Cont'd.
Looking Ahead
We are closely managing the Series' investment flows through the end of 1999. This will enable us to maximize shareholder returns and provide for shareholder liquidity needs in late December, when we believe trading volume will be quite low.

As for U.S. monetary policy, the Fed increased the Federal funds rate by a quarter of a percentage point to 5.50% on November 16, 1999. The discount rate was raised to 5.00% from 4.75%. This short-term rate hike took back the last quarter-point rate cut of three made in 1998 during the global financial crisis.

The Fed noted that its latest rate increase, along with the two rate hikes in the summer of 1999 and the general rise in yields on fixed-income securities in 1999, should "markedly diminish" the risk of inflation going forward. We believe the U.S. central bank will leave monetary policy unchanged for the remainder of this calendar year.

Weighted average maturity compared to the average institutional fund
                      (GRAPH)

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.
-------------------------------------------------------------------------------
                                 2

                                                    PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of September 30, 1999   LIQUIDITY PORTFOLIO, INC.
(Unaudited)                                    INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--15.2%
             American Express Centurion Bank
   $14,000   5.3525%, 10/8/99(b)                  $   14,000,000
     7,000   5.51%, 10/12/99(b)                        7,000,000
             Comerica Bank of Detroit
    20,000   5.28%, 10/13/99(b)                       19,991,009
             FCC National Bank
    25,000   5.12%, 2/23/00                           24,996,652
    17,000   5.14%, 3/22/00                           16,997,294
             First Union National Bank
    60,000   5.2875%, 10/20/99(b)                     60,000,000
    30,000   5.4125%, 11/17/99(b)                     30,000,000
             Harris Trust & Savings of Chicago
    40,101   5.05%, 2/14/00                           40,096,680
             Key Bank, N.A.
     7,000   5.36%, 10/18/99(b)                        7,004,096
    13,000   5.4225%, 12/14/99(b)                     12,994,608
     3,000   5.435%, 12/24/99(b)                       2,998,919
             U.S. Bank, N.A.
    17,000   5.29%, 10/20/99(b)                       16,991,537
                                                  --------------
                                                     253,070,795
------------------------------------------------------------
Certificates Of Deposit - Domestic--1.4%
             Chase Manhattan Bank
     1,000   4.77%, 12/3/99                              999,495
             Morgan Guaranty Trust Co.
    10,900   4.63%, 10/22/99                          10,897,166
    12,000   5.70%, 7/19/00                           12,000,000
                                                  --------------
                                                      23,896,661
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--0.3%
             ING Bank, N.V.
     5,000   4.94%, 10/14/99                           5,000,015
                                                  --------------
                                                       5,000,015
------------------------------------------------------------
Certificates Of Deposit - Yankee--11.1%
             Deutsche Bank
    15,000   5.01%, 1/24/00                           14,998,177
     5,000   4.97%, 2/2/00                             4,997,848
    25,000   4.98%, 2/2/00                            24,997,542
             Deutsche Bank
   $10,000   5.10%, 2/18/00                       $    9,998,706
    25,000   5.62%, 6/26/00                           24,990,773
             Rabobank Nederland
    27,000   5.66%, 7/13/00                           26,991,707
             Royal Bank of Canada
    50,000   4.99%, 1/31/00                           49,995,178
             Toronto Dominion Bank
    10,000   5.02%, 2/4/00                             9,999,001
     8,000   5.06%, 2/10/00                            7,998,884
             UBS, AG
    10,000   5.29%, 5/19/00                            9,996,349
                                                  --------------
                                                     184,964,165
------------------------------------------------------------
Commercial Paper--19.9%
             Aegon Funding Corp.
    25,000   5.17%, 11/18/99                          24,827,667
    16,000   5.75%, 3/29/00                           15,540,000
             Barton Capital Corp.
    11,642   5.45%, 10/13/99                          11,620,850
     6,500   5.45%, 10/15/99                           6,486,224
     1,609   5.50%, 10/20/99                           1,604,329
     4,131   5.50%, 10/21/99                           4,118,378
     4,949   5.50%, 10/28/99                           4,928,585
    15,000   5.40%, 11/12/99                          14,905,500
     9,000   5.42%, 11/12/99                           8,943,090
             Countrywide Funding Corp.
    16,000   5.40%, 10/27/99                          15,937,600
     2,000   5.41%, 10/29/99                           1,991,584
             Eastman Kodak Co.
    11,400   5.05%, 10/7/99                           11,390,405
             Enterprise Funding Corp.
    11,587   5.40%, 10/21/99                          11,552,239
     9,133   5.25%, 10/27/99                           9,098,371
     5,500   5.40%, 11/29/99                           5,451,325
             Falcon Asset Securitization Corp.
     2,693   5.40%, 10/27/99                           2,682,497
             Old Line Funding Corp.
    33,000   5.40%, 10/7/99                           32,970,300
    18,700   5.40%, 10/27/99                          18,627,070
    15,202   5.40%, 11/15/99                          15,099,387

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                                    PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of September 30, 1999   LIQUIDITY PORTFOLIO, INC.
(Unaudited)                                    INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             PNC Funding Corp.
   $16,000   5.37%, 10/13/99                      $   15,971,360
     9,900   5.40%, 11/30/99                           9,810,900
             Preferred Receivables Funding
                Corp.
    21,032   5.40%, 10/27/99                          20,949,975
             Sony Capital Corp.
     4,710   5.70%, 10/7/99                            4,705,526
             Triple A One Funding Corp.
    17,000   5.40%, 11/10/99                          16,898,000
             Vodafone Airtouch PLC
    21,000   5.40%, 11/29/99                          20,814,150
             Windmill Funding Corp.
     8,000   5.41%, 10/28/99                           7,967,540
             Wood Street Funding Corp.
    17,852   5.45%, 10/29/99                          17,776,327
                                                  --------------
                                                     332,669,179
------------------------------------------------------------
Loan Participations--3.1%
             Alltel Corp.
    26,000   5.68%, 10/1/99
                (cost $26,000,000, date
                purchased 9/30/99)                    26,000,000
             John Hancock Capital Corp.
    13,000   5.39%, 10/14/99(b)/(c)
                (cost $13,000,000, date
                purchased 1/14/99)                    13,000,000
             Security Life of Denver
     5,000   5.38%, 10/12/99(b)/(c)
                (cost $5,000,000, date
                purchased 4/12/99)                     5,000,000
             Travelers Insurance Co.
     8,000   5.34%, 10/5/99(b)/(c)
                (cost $8,000,000, date
                purchased 7/6/99)                      8,000,000
                                                  --------------
                                                      52,000,000
------------------------------------------------------------
Other Corporate Obligations--41.3%
             Abbey National Treasury Services
                PLC
    50,000   5.23875%, 10/22/99(b)                    49,976,139
    25,000   5.65%, 7/24/00                           24,988,070
             Associates Corp. of North America
   $50,000   5.309%, 10/29/99(b)                  $   49,973,989
     6,500   8.25%, 12/1/99(b)                         6,533,214
     2,170   5.25%, 3/30/00(b)                         2,168,123
             Bank One Corp.
    17,000   5.52%, 11/22/99(b)                       17,000,000
             Bishops Gate Residental Mortgage
                Trust
    13,000   5.571%, 10/1/99(b)                       13,000,000
             Chase Manhattan Bank
    50,000   5.2875%, 10/25/99(b)                     49,979,182
             Chrysler Financial Co. LLC
    13,000   9.50%, 12/15/99(b)                       13,114,620
    32,000   6.375%, 1/28/00(b)                       32,133,527
             CIT Group Holdings, Inc.
     8,750   5.875%, 12/9/99(b)                        8,762,574
             Citicorp
    26,000   5.405%, 10/4/99(b)                       26,000,000
             Citigroup, Inc.
       700   6.125%, 6/15/00(b)                          702,864
             Commercial Credit Co.
     1,000   6.00%, 10/15/99(b)                        1,002,906
             Daimler Chrysler North America
                Hldgs.
    55,000   5.2555%, 10/6/99(b)                      54,945,349
             Ford Motor Credit Co.
    48,000   5.435%, 11/18/99(b)                      47,965,786
    20,000   5.49875%, 12/30/99(b)                    19,980,413
     5,000   5.83%, 2/28/00(b)                         5,014,725
             General Electric Capital Corp.
    51,000   5.39%, 11/12/99(b)                       51,000,000
             Goldman Sachs Group, L.P.
    21,000   5.72625%, 1/18/00(b)/(c)
                (cost $21,000,000, date
                purchased 6/3/96)                     21,000,000
             International Lease Finance Corp.
    12,055   5.75%, 12/15/99(b)                       12,070,867
             Norwest Corp.
     1,000   6.75%, 11/12/99(b)                        1,008,542
             Restructured Asset Securities
    33,000   5.455%, 10/6/99(b)/(c)
                (cost $33,000,000, date
                purchased 9/2/99)                     33,000,000
    37,000   5.48%, 10/12/99(b)                       37,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                                    PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of September 30, 1999   LIQUIDITY PORTFOLIO, INC.
(Unaudited)                                    INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             Short-Term Repackaged Asset Trust
   $18,000   5.48125%, 10/18/99(b)/(c)
                (cost $18,000,000, date
                purchased 9/23/98)                $   18,000,000
             Strategic Money Market Trust
     6,000   5.3025%, 10/6/99(b)                       6,000,000
    24,974   5.57%, 12/15/99(b)                       24,974,000
    52,000   5.61%, 12/15/99(b)                       52,000,000
             U.S. Bancorp
    10,000   5.43%, 10/18/99(b)                       10,004,318
                                                  --------------
                                                     689,299,208
------------------------------------------------------------
Time Deposit - Eurodollar--4.1%
             Credit Communal de Belgique
    13,000   5.625%, 10/1/99
                (cost $13,000,000, date
                purchased 9/30/99)                    13,000,000
             National Bank of Canada
    27,087   5.625%, 10/1/99
                (cost $27,087,000, date
                purchased 9/30/99)                    27,087,000
             Societe Generale
    28,000   5.625%, 10/1/99
                (cost $28,000,000, date
                purchased 9/30/99)                    28,000,000
                                                  --------------
                                                      68,087,000
------------------------------------------------------------
Total Investments--96.4%
             (amortized cost $1,608,987,023(a))    1,608,987,023
             Other assets in excess of
                liabilities--3.6%                     60,764,725
                                                  --------------
             Net Assets--100%                     $1,669,751,748
                                                  --------------
                                                  --------------

---------------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $98,000,000. The aggregate value ($98,000,000) is approximately 5.9% of net assets.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1999 was as follows:

Commercial Banks...................................   50.3%
Asset Backed Securities............................   14.5
Short-Term Business Credit.........................    7.9
Motor Vehicle Parts................................    6.0
Personal Credit Institutions.......................    3.6
Insurance..........................................    3.5
BHC................................................    3.2
Phone Communications...............................    2.8
Securities Brokers & Dealers.......................    1.3
Mortgage Banks.....................................    1.1
Equipment Rental & Leasing.........................    0.7
Photographic Equipment.............................    0.7
Fire, Marine, Casualty Insurance...................    0.5
Phone Records......................................    0.3
                                                     -----
                                                      96.4
Other assets in excess of liabilities..............    3.6
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Statement of Assets and Liabilities (Unaudited)
                                              INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at amortized cost which approximates market value.........................................        $1,608,987,023
Cash...................................................................................................                   881
Receivable for Fund shares.............................................................................            91,430,226
Interest receivable....................................................................................            14,298,892
Deferred expenses and other assets.....................................................................                25,877
                                                                                                             ------------------
   Total assets........................................................................................         1,714,742,899
                                                                                                             ------------------
Liabilities
Payable for fund shares repurchased....................................................................            42,792,361
Dividends payable......................................................................................             1,636,614
Accrued expenses and other liabilities.................................................................               409,652
Management fee payable.................................................................................               144,691
Distribution fee payable...............................................................................                 7,833
                                                                                                             ------------------
   Total liabilities...................................................................................            44,991,151
                                                                                                             ------------------
Net Assets.............................................................................................        $1,669,751,748
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $    1,669,752
   Paid-in capital in excess of par....................................................................         1,668,081,996
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................        $1,669,751,748
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
Net asset value, offering and redemption price per share
   ($366,318,727 / 366,318,727 shares of common stock issued and outstanding)..........................                   $1.00
                                                                                                             ------------------
                                                                                                             ------------------
Class I:
Net asset value, offering and redemption price per share
   ($1,303,433,021 / 1,303,433,021 shares of common stock issued and outstanding)......................                 $1.00
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months Ended
Net Investment Income                          September 30, 1999
Income
   Interest.................................      $ 53,856,678
                                               ------------------
Expenses
   Management fee...........................         2,100,153
   Distribution fee--Class A................           217,464
   Registration fees........................           131,000
   Transfer agent's fees and expenses.......           129,000
   Custodian's fees and expenses............            84,000
   Reports to shareholders..................            28,000
   Legal fees and expenses..................            14,000
   Audit fee and expenses...................            13,000
   Insurance expenses.......................             8,000
   Directors' fees..........................             5,000
   Miscellaneous............................             2,783
                                               ------------------
      Total expenses........................         2,732,400
   Less: Management fee waiver (Note 2).....          (525,038)
      Expense subsidy (Note 4)..............          (414,974)
      Distribution fee waiver (Note 2)......          (126,854)
                                               ------------------
      Net expenses                                   1,665,534
                                               ------------------
Net investment income.......................        52,191,144
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 52,191,144
                                               ------------------
                                               ------------------

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                 Six Months
                                    Ended           Year Ended
Increase (Decrease)             September 30,        March 31,
in Net Assets                       1999               1999
Operations
   Net investment income.....  $    52,191,144    $    90,223,983
   Net realized gain on
      investment
      transactions...........               --             33,231
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       52,191,144         90,257,214
                               ---------------    ---------------
Dividends and distributions (Note 1)
      Class A................       (8,961,393)       (12,867,746)
      Class I................      (43,229,751)       (77,389,468)
                               ---------------    ---------------
                                   (52,191,144)       (90,257,214)
                               ---------------    ---------------
Fund share transactions (net
   of conversions) (Note 5)
   Net proceeds from shares
      sold...................    9,660,128,411     14,846,339,434
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........       45,283,902         78,273,080
   Cost of shares
      reacquired.............  (10,147,056,489)   (13,864,423,952)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....     (441,644,176)     1,060,188,562
                               ---------------    ---------------
Total increase (decrease)....     (441,644,176)     1,060,188,562
Net Assets
Beginning of period..........    2,111,395,924      1,051,207,362
                               ---------------    ---------------
End of period................  $ 1,669,751,748    $ 2,111,395,924
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements (Unaudited)     INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Institutional Liquidity Portfolio, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund consists of two series--the Institutional Money Market Series (the 'Series') and the Liquid Assets Series. The Liquid Assets Series has not yet begun operations. The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests primarily in money market instruments maturing in 13 months or less whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. The Fund does not expect to realize long-term capital gains or losses.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .20 of 1% of the average daily net assets of the Series. PIFM has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $525,038 ($.0003 per share) for the six months ended September 30, 1999. The Series is not required to reimburse PIFM for such waiver.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to the plan of distribution at an annual rate of
 .12 of 1% of the Series' average daily net assets of the Class A shares. PIMS have agreed to waive a portion (.07 of 1% of the Series' average daily net assets) of the distribution fee, which amounted to $126,854 ($.0001 per share) for the six months ended September 30, 1999. The Series is not required to reimburse PIMS for such waiver. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Fund.

PIMS, PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

The Fund has an uncommitted credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $100,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative
--------------------------------------------------------------------------------
                                       8

                                               PRUDENTIAL INSTITUTIONAL
                                               LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements (Unaudited)      INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the six months ended September 30, 1999. The Fund does not pay a fee for the credit facility.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended September 30, 1999, the Series incurred fees of $120,000 for the services of PMFS. As of September 30, 1999, $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Expense Subsidy

PIFM has agreed to subsidize operating expenses so that total Series operating expenses do not exceed .20% and .15% of the average daily net assets of the Class A and Class I shares, respectively. For the six months ended September 30, 1999, such reimbursement amounted to $414,974 ($.0002 per share for Class A and I shares; .04% of average net assets, annualized).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A and Class I shares. Class A shareholders of the Series who qualify to purchase Class I shares will have their Class A shares exchanged for Class I shares on a quarterly basis.

There are 10 billion authorized shares of common stock, $.001 par value per share, divided into 5 billion authorized Class A shares and 5 billion authorized Class I shares.

As of September 30, 1999, Prudential owned 2,219,340 Class I shares. Transactions in shares of common stock (at $1 per share) were as follows:

                                                   Shares
                                                     and
                                                   Dollar
Class A                                            Amount
--------------------------------------------   ---------------
Six months ended September 30, 1999:
Shares sold.................................       470,681,447
Shares issued in reinvestment of dividends
  and distributions.........................         8,659,764
Shares reacquired...........................      (423,023,399)
                                               ---------------
Net increase in shares outstanding before
  conversion................................        56,317,812
Shares reacquired upon conversion into Class
  I.........................................       (51,166,289)
                                               ---------------
Net increase in shares outstanding..........         5,151,523
                                               ---------------
                                               ---------------
Year ended March 31, 1999:
Shares sold.................................       912,064,251
Shares issued in reinvestment of dividends
  and distributions.........................        11,977,599
Shares reacquired...........................      (588,928,339)
                                               ---------------
Net increase in shares outstanding before
  conversion................................       335,113,511
Shares reacquired upon conversion into Class
  I.........................................      (114,759,453)
                                               ---------------
Net increase in shares outstanding..........       220,354,058
                                               ---------------
                                               ---------------
Class I
--------------------------------------------
Six months ended September 30, 1999:
Shares sold.................................     9,189,446,964
Shares issued in reinvestment of dividends
  and
  distributions.............................        36,624,138
Shares reacquired...........................    (9,724,033,090)
                                               ---------------
Net increase in shares outstanding before
  conversion................................      (497,961,988)
Shares issued upon conversion from Class
  A.........................................        51,166,289
                                               ---------------
Net increase in shares outstanding..........      (446,795,699)
                                               ---------------
                                               ---------------
Year ended March 31, 1999:
Shares sold.................................    13,934,275,183
Shares issued in reinvestment of dividends
  and
  distributions.............................        66,295,481
Shares reacquired...........................   (13,275,495,613)
                                               ---------------
Net increase in shares outstanding before
  conversion................................       725,075,051
Shares issued upon conversion from Class
  A.........................................       114,759,453
                                               ---------------
Net increase in shares outstanding..........       839,834,504
                                               ---------------
                                               ---------------

--------------------------------------------------------------------------------
                                       9

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Financial Highlights (Unaudited)              INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                        Class A
                                                     ------------------------------------------------------------------------------
                                                      Six Months
                                                         Ended                             Year Ended March 31,
                                                     September 30,     ------------------------------------------------------------
                                                         1999            1999         1998         1997         1996         1995
                                                     -------------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $   1.000       $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000
Net investment income and net realized gains.....           .025(c)        .053(c)      .055(c)      .050         .056        .046
Dividends and distributions to shareholders......          (.025)         (.053)       (.055)       (.050)       (.056)      (.046)
                                                     -------------     --------     --------     --------     --------     --------
Net asset value, end of period...................      $   1.000       $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000
                                                     -------------     --------     --------     --------     --------     --------
                                                     -------------     --------     --------     --------     --------     --------
TOTAL RETURN(a):.................................           2.50%          5.39%        5.63%        5.16%        5.72%       4.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................      $ 366,319       $361,167     $140,813     $478,045     $440,842    $476,229
Average net assets (000).........................      $ 362,441       $247,471     $217,881     $449,393     $519,946    $402,678
Ratios to average net assets:
   Expenses, including distribution fee..........            .20%(b)/(c)      .20%(c)      .29%(c)      .46%       .43%        .46%
   Expenses, excluding distribution fee..........            .15%(b)/(d)      .15%(d)      .21%(d)      .34%       .31%        .34%
   Net investment income.........................           4.95%(b)/(c)     5.20%(c)     5.42%(c)     5.03%      5.56%       4.67%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Annualized.
(c) Net of management and distribution fee waiver/expense subsidy.
(d) Net of management fee waiver/expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                               PRUDENTIAL INSTITUTIONAL
                                               LIQUIDITY PORTFOLIO, INC.
Financial Highlights (Unaudited)               INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                       Class I
                                                     -------------------------------------------
                                                                                       July 9,
                                                      Six Months                       1997(b)
                                                         Ended         Year Ended      Through
                                                     September 30,     March 31,      March 31,
                                                         1999             1999           1998
                                                     -------------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............     $     1.000      $    1.000      $  1.000
Net investment income and net realized
   gains(d)......................................            .025            .053          .041
Dividends and distributions to shareholders......           (.025)          (.053)        (.041)
                                                     -------------     ----------     ----------
Net asset value, end of period...................     $     1.000      $    1.000      $  1.000
                                                     -------------     ----------     ----------
                                                     -------------     ----------     ----------
TOTAL RETURN(a):.................................            2.52%           5.45%         4.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................     $ 1,303,433      $1,750,229      $910,394
Average net assets (000).........................     $ 1,737,712      $1,470,082      $814,138
Ratios to average net assets(c)/(d):
   Expenses......................................             .15%            .15%          .15%
   Net investment income.........................            4.98%           5.26%         5.60%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class I shares.
(c) Annualized.
(d) Net of management fee waiver/expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of September 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

     BULK RATE
   U.S. POSTAGE
       PAID
    Permit 6807
   New York, NY

  Cusip
744350109
744350604           MF137E2